UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 27, 2014

REGAL BELOIT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511

(Address of principal executive offices, including zip code)

(608) 364-8800

(Registrant’s telephone number, including area code)

REGAL-BELOIT CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2015, Regal Beloit Corporation (the “Company”) filed Amended and Restated Articles of Incorporation of the Company with the Department of Financial Institutions of the State of Wisconsin (the “Amended and Restated Articles”).  The Amended and Restated Articles, formally approved by the Company’s shareholders on April 27, 2015 at the Company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”), as discussed under Item 5.07 below, provided for the declassification of the Company’s Board of Directors and removed the hyphen from the Company’s legal name.  The Amended and Restated Articles are described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 18, 2015 in the sections entitled “Proposal 2:  Amend and Restate Our Articles of Incorporation to Declassify Our Board of Directors” and “Proposal 3:  Amend and Restate Our Articles of Incorporation to Remove Hyphen from Our Legal Name.”  The Amended and Restated Articles, which were effective upon filing on April 27, 2015, are attached hereto as Exhibit 3 and are incorporated by reference herein.

Item 5.07              Submission of Matters to a Vote of Security Holders.

On April 27, 2015, the Company held the Annual Meeting for the purposes of (i) electing four Class A Directors for terms expiring at the 2018 Annual Meeting of Shareholders; (ii) approving an amendment and restatement of the Company’s Articles of Incorporation to declassify the Company’s Board of Directors; (iii) approving an amendment and restatement of the Company’s Articles of Incorporation to remove the hyphen from the Company’s legal name; (iv) holding a shareholder advisory vote on the compensation of the Company’s named executive officers; and (v) ratifying the selection of Deloitte & Touche LLP as the independent auditors for the Company for the year ending January 2, 2016.

As of the March 4, 2015 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 44,720,037 shares of the Company’s common stock were outstanding and eligible to vote.  A total of 42,274,301 shares were voted in person or by proxy at the Annual Meeting.

The following are the final votes on the matters presented for approval at the Annual Meeting:

Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes

Stephen M. Burt	40,330,963	614,360	49,934	1,279,044
Anesa Chaibi	40,266,233	671,210	57,814	1,279,044
Dean A. Foate	40,847,584	98,958	48,715	1,279,044
Henry W. Knueppel	40,772,706	173,719	48,832	1,279,044

Vote on amendment and restatement of the Company’s Articles of Incorporation to declassify the Company’s Board of Directors:

For	Against	Abstain	Broker Non-Votes

40,827,654	105,138	62,465	1,279,044

Vote on amendment and restatement of the Company’s Articles of Incorporation to remove the hyphen from the Company’s legal name:

For	Against	Abstain

42,140,364	72,999	60,938

Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes

36,921,805	3,967,270	106,182	1,279,044

Vote on ratification of the selection of Deloitte & Touche LLP as the independent auditors for 2015:

For	Against	Abstain

41,483,469	742,301	48,531

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(3)                                 Amended and Restated Articles of Incorporation, effective April 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: May 1, 2015	By:	/s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION

Exhibit Index to Report on Form 8-K

Dated April 27, 2015

Exhibit
Number

(3)	Amended and Restated Articles of Incorporation, effective April 27, 2015.